Exhibit 99.1

MarkWest Hydrocarbon, Inc.	Contact:	Frank Semple, President and CEO
1515 Arapahoe Street		Nancy K. Buese, CFO
Tower 2, Suite 700 Denver, CO 80202		Andy Schroeder, VP Finance & Treasurer
	Phone:	(866) 858-0482
	Fax:	(303) 290-8769
	E-mail:	investorrelations@markwest.com
	Website:	www.markwest.com

MarkWest Hydrocarbon Reports 2006 Full year and
Fourth Quarter Financial Results

DENVER—March 6, 2007—MarkWest Hydrocarbon, Inc. (AMEX: MWP) (the “Company”) today reported net income of $9.5 million for the twelve months ended December 31, 2006, or $0.79 per diluted share, compared to a net loss of $6.8 million, or $0.57 per diluted share, for the same period in 2005.  The Company also reported a net loss of $1.2 million for the three months ended December 31, 2006, or $0.10 per diluted share, compared to a net loss of $1.0 million, or $0.09 per diluted share, for the fourth quarter of 2005.  The full year and fourth quarter results for the Standalone segment, as defined below, include $4.9 million and $9.5 million, respectively, of non-cash, pre-tax costs associated with the mark-to-market of derivative instruments, the revaluation of long-term shrink obligation, and non-cash compensation expense.

“We are extremely pleased with our overall financial performance and the resultant growth in dividends and shareholder value,” said Frank Semple, President and Chief Executive Officer. “Our strong financial performance in 2006 was a direct result of MarkWest Energy Partners’ distribution growth and continued strong operating cash flow performance from our natural gas liquid marketing business.  The partnership increased distributable cash flow by 168 percent in 2006 and is well positioned for future growth.  Our share of distributions from our investment in the partnership was $20.1 million in 2006, representing a 63 percent increase from 2005.”

“Our marketing business experienced strong margins as a result of the favorable frac spread environment and we have extended our hedge program through the first quarter of 2010, which has allowed us to lock in historically high margins.”

The Company declared a quarterly cash dividend of $0.30 per share of its common stock for an implied annual rate of $1.20 per share, which was paid on February 21, 2007 to shareholders of record as of February 9, 2007.  This quarterly cash dividend represents an increase of $0.02 per share, or 7 percent, over the cash dividend in the third quarter of 2006.

The Company reports its operations under two business segments, MarkWest Hydrocarbon Standalone (“Standalone”) and MarkWest Energy Partners (the “Partnership”).

The Standalone business segment consists of the Company’s natural gas liquid (“NGL”) marketing activities for NGL’s extracted primarily at MarkWest Energy Partners’ Siloam facility and the management of keep-whole contracts in Appalachia.

FULL YEAR 2006 HIGHLIGHTS

For the year ended December 31, 2006, the Standalone segment reported net income of $9.5 million, an increase of $16.3 million when compared to a net loss of $6.8 million for the year ended December 31, 2005.  The increase was primarily attributable to:

•                  The realized frac spread improved significantly to $0.30 per gallon in 2006 versus $0.19 per gallon in 2005, resulting in a positive impact of $11.7 million on segment net income.

•                  The Company had a net unrealized gain of $4.0 million for the mark-to-market of derivative instruments and the revaluation of the long-term shrink obligation, both of which are non-cash items.  This compares to a net unrealized loss of $5.3 million for the same items in 2005 resulting in a positive year over year variance of $9.3 million.

•                  The above items were offset, in part, by a $7.1 million year over year increase in selling, general and administrative expense attributable to higher non-cash compensation expense.

•                  In addition, the Company reported income tax expense of $5.1 million in 2006 compared to an income tax benefit of $1.8 million in the prior year for a negative year over year variance of $6.9 million.

For the Partnership segment, the Company’s share of net income attributable to the Partnership, net of the eliminating entry for non-controlling interest in net income of a consolidated subsidiary, was $10.4 million for the twelve months ended December 31, 2006, up from $2.2 million for the same period in 2005.

A key component of the Company’s business activities is the cash distributions it receives for its ownership interest in the Partnership, which consists of approximately 4.9 million limited partner units, as adjusted for the two-for-one unit split effective on February 28, 2007; a two percent general partner interest; and incentive distribution rights. The Company received $20.1 million of distributions in 2006, which represents a 63 percent increase over the $12.3 million received in 2005.

FOURTH QUARTER 2006 HIGHLIGHTS

For the three months ended December 31, 2006, the Standalone segment reported a net loss of $1.2 million, comparable to a net loss of $1.0 million for the same period in 2005.  The decrease was primarily attributable to:

•                  The realized frac spread improved significantly to $0.36 per gallon in the fourth quarter of 2006 versus $0.09 per gallon in the same period in 2005, resulting in a positive impact of $9.5 million on segment net income.

•                  The Company had an income tax benefit of $0.6 million in the fourth quarter of 2006 compared to income tax expense of $1.1 million in the prior year quarter for a positive quarter over quarter variance of $1.7 million.

•                  The above two items were offset by a net unrealized loss of $6.1 million for the mark-to-market of derivative instruments and the revaluation of the long-term shrink obligation, both of which are non-cash items.  This compares to a net unrealized gain of $3.0 million for the same items in the fourth quarter of 2005 resulting in a negative quarter over quarter variance of $9.1 million.

•                  In addition, selling, general and administrative expense increased quarter over quarter by $2.6 million attributable to higher non-cash compensation expense.

For the Partnership segment, the Company’s share of net income attributable to the Partnership, net of the eliminating entry for non-controlling interest in net income of a consolidated subsidiary, was $0.7 million in the fourth quarter of 2006, up from $0.4 million in the fourth quarter of 2005.  The Company received $6.5 million of distributions in the fourth quarter of 2006, which represents a 97 percent increase over the $3.3 million received in the fourth quarter of 2005.

The Company will host a conference call Tuesday, March 6, 2007, at 4:00 P.M. EST to review its 2006 fourth quarter and full year earnings.  Interested parties can participate in the call by dialing (800) 218-0713 approximately ten minutes prior to the scheduled start time.  A replay of the call will be available through Tuesday, March 13, 2007 by dialing (800) 405-2236 and entering the following passcode: 11084450#.  To access the webcast, please visit our website at www.markwest.com.

###

MarkWest Hydrocarbon, Inc. (AMEX: MWP) controls and operates MarkWest Energy Partners, L.P. (AMEX: MWE), a publicly traded limited partnership engaged in the gathering, processing and transmission of natural gas; the transportation, fractionation and storage of natural gas liquids; and the gathering and transportation of crude oil. We also market natural gas and NGLs.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2005 as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”

MarkWest Hydrocarbon, Inc.

Statement of Operations

(in thousands, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2006	2005	2006	2005

Revenues:
Revenue	$164,354	$265,596	$775,339	$717,375
Derivative gain (loss)	1,977	(1,437)	10,383	(3,198)
Total revenue	166,331	264,159	785,722	714,177

Operating expenses:
Purchased product costs	106,082	220,155	512,327	583,084
Facility expenses	14,826	13,250	57,403	45,577
Selling, general and administrative expenses	19,532	8,210	63,038	33,350
Depreciation	7,728	6,068	31,010	20,829
Amortization of intangible assets	3,975	3,368	16,047	9,656
Accretion of asset retirement obligations	27	23	102	160
Total operating expenses	152,170	251,074	679,927	692,656

Income from operations	14,161	13,085	105,795	21,521

Other income (expense):
Earnings (losses) from unconsolidated affiliates	2,076	(2,144)	5,316	(2,153)
Interest income	468	219	1,574	1,060
Interest expense	(9,517)	(9,349)	(40,942)	(22,622)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(1,424)	(5,328)	(9,229)	(6,979)
Dividend income	120	103	447	392
Miscellaneous income (expense)	3,800	(34)	11,537	266
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	9,684	(3,448)	74,498	(8,515)

Income tax (expense) benefit:
Current	3,033	(554)	179	(554)
Deferred	(2,430)	(542)	(5,431)	2,358
Income tax (expense) benefit	603	(1,096)	(5,252)	1,804

Non-controlling interest in net (income) loss of consolidated subsidiary	(11,454)	3,500	(59,709)	(91)
Net income (loss)	$(1,167)	$(1,044)	$9,537	$(6,802)

Net income (loss) per share:
Basic	$(0.10)	$(0.09)	$0.80	$(0.57)
Diluted	$(0.10)	$(0.09)	$0.79	$(0.57)

Weighted average number of outstanding shares of common stock (December 31, 2005 adjusted to reflect May 23, 2006 Stock Dividend):
Basic	11,958	11,880	11,939	11,864
Diluted	11,958	11,880	12,033	11,864

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended December 31, 2006:
Revenue	$61,152	$121,550	$(18,348)	$164,354
Derivative gain (loss)	2,354	(377)	—	1,977
Total revenue	63,506	121,173	(18,348)	166,331

Purchased product costs	54,578	63,487	(11,983)	106,082
Facility expenses	6,043	15,148	(6,365)	14,826
Selling, general and administrative expenses	5,751	13,781	—	19,532
Depreciation, Amortization and Accretion	197	11,533	—	11,730
Income (loss) from operations	(3,063)	17,224	—	14,161

Earnings from unconsolidated affiliates	—	2,076	—	2,076
Interest income (expense), net	151	(9,200)	—	(9,049)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(30)	(1,394)	—	(1,424)
Dividend income	120	—	—	120
Miscellaneous income	277	3,523	—	3,800
Income before non-controlling interest in net income of consolidated subsidiary and income taxes	(2,545)	12,229	—	9,684
Income tax (expense) benefit	595	(90)	98	603
Non-controlling interest in net income of consolidated subsidiary	—	—	(11,454)	(11,454)
Interest in net income of consolidated subsidiary	783	—	(783)	—
Net income (loss)	$(1,167)	$12,139	$(12,139)	$(1,167)

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended December 31, 2005:
Revenues:
Revenue	$106,629	$177,356	$(18,389)	$265,596
Derivative gain (loss)	—	(1,437)	—	(1,437)
Total revenue	106,629	175,919	(18,389)	264,159

Purchased product costs	98,848	133,357	(12,050)	220,155
Facility expenses	4,822	14,767	(6,339)	13,250
Selling, general and administrative expenses	3,124	5,086	—	8,210
Depreciation, Amortization and Accretion	207	9,252	—	9,459
Income (loss) from operations	(372)	13,457	—	13,085

Earnings from unconsolidated affiliates	—	(2,144)	—	(2,144)
Interest income (expense), net	—	(9,130)	—	(9,130)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(16)	(5,312)	—	(5,328)
Dividend income	103	—	—	103
Miscellaneous income (expense)	(29)	(5)	—	(34)
Income before non-controlling interest in net income of consolidated subsidiary and income taxes	(314)	(3,134)	—	(3,448)
Income tax expense	(1,096)	—	—	(1,096)
Non-controlling interest in net (income) loss of consolidated subsidiary	—	(49)	3,549	3,500
Interest in net income of consolidated subsidiary	366	—	(366)	—
Net income (loss)	$(1,044)	$(3,183)	$3,183	$(1,044)

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Year ended December 31, 2006:
Revenues:
Revenue	$278,655	$570,320	$(73,636)	$775,339
Derivative gain	4,751	5,632	—	10,383
Total revenue	283,406	575,952	(73,636)	785,722

Purchased product costs	239,359	322,278	(49,310)	512,327
Facility expenses	21,617	60,112	(24,326)	57,403
Selling, general and administrative expenses	18,853	44,185	—	63,038
Depreciation, Amortization and Accretion	1,017	46,142	—	47,159
Income (loss) from operations	2,560	103,235	—	105,795

Earnings from unconsolidated affiliates	—	5,316	—	5,316
Interest income (expense), net	336	(39,704)	—	(39,368)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(135)	(9,094)	—	(9,229)
Dividend income	447	—	—	447
Miscellaneous income	437	11,100	—	11,537
Income before non-controlling interest in net income of consolidated subsidiary and income taxes	3,645	70,853	—	74,498
Income tax (expense) benefit	(5,124)	(769)	641	(5,252)
Non-controlling interest in net income of consolidated subsidiary	—	—	(59,709)	(59,709)
Interest in net income of consolidated subsidiary	11,016	—	(11,016)	—
Net income (loss)	$9,537	$70,084	$(70,084)	$9,537

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Year ended December 31, 2005:
Revenues:
Revenue	$281,362	$500,935	$(64,922)	$717,375
Derivative loss	(1,347)	(1,851)	—	(3,198)
Total revenue	280,015	499,084	(64,922)	714,177

Purchased product costs	258,188	366,878	(41,982)	583,084
Facility expenses	20,545	47,972	(22,940)	45,577
Selling, general and administrative expenses	11,777	21,573	—	33,350
Depreciation, Amortization and Accretion	1,296	29,349	—	30,645
Income (loss) from operations	(11,791)	33,312	—	21,521

Losses from unconsolidated affiliates	—	(2,153)	—	(2,153)
Interest income (expense), net	540	(22,102)	—	(21,562)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(199)	(6,780)	—	(6,979)
Dividend income	392	—	—	392
Miscellaneous income	215	51	—	266
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(10,843)	2,328	—	(8,515)
Income tax benefit	1,804	—	—	1,804
Non-controlling interest in net income of consolidated subsidiary	—	27	(118)	(91)
Interest in net income of consolidated subsidiary	2,237	—	(2,237)
Net income (loss)	$(6,802)	$2,355	$(2,355)	$(6,802)

MarkWest Hydrocarbon, Inc.

Segment Balance Sheet

(in thousands)

December 31, 2006	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$14,442	$34,402	$—	$48,844
Marketable securities	7,713	—	—	7,713
Receivables	16,940	90,780	(6,604)	101,116
Inventories	31,668	3,593	—	35,261
Fair value of derivative instruments	5,727	4,211	—	9,938
Other current assets	12,217	3,047	—	15,264
Total current assets	88,707	136,033	(6,604)	218,136

Property, plant and equipment, net	3,449	550,886	—	554,335
Investment in and advances to other equity investee	12,683	—	(12,683)	—
Fair value of derivative instruments	35	2,759	—	2,794
Other long term assets	2,874	425,102	—	427,976
Total assets	$107,748	$1,114,780	$(19,287)	$1,203,241

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$19,370	$131,684	$(6,604)	$144,450
Fair value of derivative instruments	7,385	91	—	7,476
Deferred income taxes	180	—	—	180
Current portion of long term debt	—	—	—	—
Total current liabilities	26,935	131,775	(6,604)	152,106

Long-term debt	—	526,865	—	526,865
Deferred income taxes	9,425	769	(641)	9,553
Non-controlling interest in consolidated subsidiary	965	—	440,607	441,572
Fair value of derivative instruments	98	1,362	—	1,460
Other long-term liabilities	28,836	1,360	—	30,196

Total stockholders’ equity	41,489	452,649	(452,649)	41,489
Total liabilities and stockholders’ equity	$107,748	$1,114,780	$(19,287)	$1,203,241

MarkWest Hydrocarbon, Inc.

Segment Balance Sheet

(in thousands)

December 31, 2005	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$863	$20,105	$—	$20,968
Marketable securities	6,070	—	—	6,070
Receivables	38,922	117,978	(11,361)	145,539
Inventories	37,513	3,554	—	41,067
Other current assets	9,453	6,861	—	16,314
Total current assets	92,821	148,498	(11,361)	229,958

Property, plant and equipment, net	1,737	492,961	—	494,698
Investment in and advances to other equity investee	6,668	182	(6,668)	182
Other long term assets	3,014	404,452	—	407,466
Total assets	$104,240	$1,046,093	$(18,029)	$1,132,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$43,247	$133,088	$(11,361)	$164,974
Fair value of derivative instruments	—	728	—	728
Deferred income taxes	362	—	—	362
Current portion of long term debt	—	2,738	—	2,738
Total current liabilities	43,609	136,554	(11,361)	168,802

Long-term debt	7,500	601,262	—	608,762
Non-controlling interest in consolidated subsidiary	508	—	300,507	301,015
Other long-term liabilities	12,641	1,102	—	13,743

Total stockholders’ equity	39,982	307,175	(307,175)	39,982
Total liabilities and stockholders’ equity	$104,240	$1,046,093	$(18,029)	$1,132,304

MarkWest Hydrocarbon, Inc.

Operating Statistics

	Three months ended December 31,		Year ended December 31,
	2006	2005	2006	2005
MarkWest Hydrocarbon Standalone:
Marketing
Hydrocarbon frac spread sales (gallons)	37,966,000	34,867,000	118,581,000	120,300,000
Maytown sales (gallons)	11,045,000	10,649,000	43,271,000	41,700,000
Total NGL product sales (gallons)	49,011,000	45,516,000	161,852,000	162,000,000

Wholesale
NGL product sales (gallons)	7,440,000	27,305,000	46,555,000	68,879,000

MarkWest Energy Partners:
East Texas:
Gathering systems throughput (Mcf/d)	398,000	342,300	378,100	321,000
NGL product sales (gallons)	43,525,000	37,518,000	161,437,000	126,476,000

Oklahoma:
Foss Lake gathering systems throughput (Mcf/d)	92,200	84,500	87,500	75,800
Woodford Shale gathering systems throughput (Mcf/d) (1)	34,000	NA	34,000	NA
Arapaho NGL product sales (gallons)	21,508,000	14,723,000	79,093,000	60,903,000

Other Southwest:
Appleby gathering systems throughput (Mcf/d)	35,800	35,600	34,200	33,400
Other gathering systems throughput (Mcf/d)	13,800	17,000	18,300	16,500
Lateral throughput volumes (Mcf/d)	85,100	52,300	84,200	81,000

Appalachia:
Natural gas processed for a fee (Mcf/d)	212,200	200,700	203,000	197,000
NGLs fractionated for a fee (Gal/d)	467,200	441,600	454,800	430,000
NGL product sales (gallons)	11,045,000	10,649,000	43,271,000	41,700,000

Michigan:
Natural gas processed for a fee (Mcf/d)	6,700	6,100	6,500	6,600
NGL product sales (gallons)	1,299,000	1,250,000	5,643,000	5,697,000
Crude oil transported for a fee (Bbl/d)	14,200	14,260	14,500	14,200

Javelina:
Natural gas processed for a fee (Mcf/d)	121,600	115,000	124,300	115,000
NGLs fractionated for a fee (Bbl/d)	26,800	19,400	26,200	19,400

(1)             Represents throughput for the month of December 2006 only.